UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2021

INDUSTRIAL TECH ACQUISITIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39490	85-1316132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 Richmond Avenue

Suite 319

Houston, TX 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 599-1300

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	ITACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ITAC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	ITACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As announced on March 18, 2021, and described in greater detail in a Current Report on Form 8-K filed by Industrial Tech Acquisitions, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on March 24, 2021 and in the Company’s proxy statement filed with the SEC on September 17, 2021, the Company entered into a definitive business combination agreement, dated as of March 18, 2021 (as amended, the “Business Combination Agreement”), with Arbe Robotics Ltd., an Israeli company (“Arbe”), a global leader in next-generation 4D Imaging Radar Solutions. On October 7, 2021, pursuant to the terms of the Business Combination Agreement, Autobot MergerSub, Inc., a Delaware corporation and wholly-owned subsidiary of Arbe, was merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Arbe, and the holders of the Company’s common stock and warrants became holders of an equal number of Arbe’s ordinary shares and warrants, respectively, all as more particularly set forth in the Business Combination Agreement.

Arbe, as the surviving parent entity in the transaction, retained the Arbe Robotics name and its ordinary shares and warrants commenced trading on Nasdaq on October 8, 2021 under the ticker symbols “ARBE” and “ARBEW,” respectively.

As a result of the completion of the business combination with Arbe, the Company became a wholly-owned subsidiary of Arbe, and the Company’s common stock, warrants and units ceased to be publicly traded.

Item 7.01	Regulation FD Disclosure.

On October 6, 2021, Arbe and the Company issued a press release (the “Press Release”) announcing that the business combination between them was approved by the Company’s stockholders at a special meeting held on October 5, 2021 and was scheduled to be completed on October 7, 2021.

A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Press Release is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the Company and Arbe and the transactions contemplated by the Business Combination Agreement (the “Transactions”), and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the Transactions, including the anticipated initial enterprise value and post-closing equity value, the benefits of the Transactions, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan,” “anticipate,” “project,” “may,” “should,” “potential” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry, regulatory and operational factors), known or unknown, which could and are likely to cause the actual results to vary materially from those indicated or anticipated. You should carefully consider the risk factors and uncertainties described in "Risk Factors," "Arbe's Management's Discussion and Analysis of Financial Condition and Results of Operations," “ITAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” "Forward-Looking Statements" and the additional risks described in the Company’s definitive proxy statement filed by the Company with the SEC on September 17, 2021, as well as the other documents filed with the SEC by Arbe and the Company. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may, and are likely to, vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements.

Important Information About the Transactions and Where to Find It

Arbe has filed the proxy statement/prospectus and the Company has filed the definitive proxy statement in connection with the Transactions involving Arbe and the Company. Stockholders of the Company may obtain copies of the these documents, without charge, on the SEC's website at www.sec.gov or by directing a request to the Company by contacting E. Scott Crist, Chief Executive Officer, c/o Industrial Tech Acquisitions, Inc., 5090 Richmond Avenue, Suite 319, Houston, Texas 77056, at (713) 599-1300 or at scott@texasventures.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 6, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL TECH ACQUISITIONS, INC.

	By:	/s/ E. Scott Crist
Name: E. Scott Crist
Title: Chief Executive Officer and Chairman

Dated: October 13, 2021

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